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                                                                      EXHIBIT 21

Updated to
December 31, 2004
                                  SUBSIDIARIES

Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

                                                                        Place of
               Name                                                   Incorporation
               ----                                                   -------------
                       A. GENERAL CORPORATE ADMINISTRATION

Brownly-Consultadoria e Projectos Lda                               Madeira Free Zone
CBE Services, Inc.                                                  Delaware, U.S.
CI Finance, Inc.                                                    Delaware, U.S.
CI Leasing Company                                                  Delaware, U.S.
Cooper Bermuda Investments Ltd.                                     Bermuda
Cooper Bussmann Finance, Inc.                                       Delaware, U.S.
Cooper Electrical Products Mexico, LLC                              Delaware, U.S.
Cooper Enterprises LLC                                              Delaware, U.S.
Cooper Europe Finance LLC                                           Delaware, U.S.
Cooper Europe Finance SNC                                           France
Cooper European Finance, Inc.                                       Delaware, U.S.
Cooper Finance Group L.P.                                           United Kingdom
Cooper Finance Group, S a.r.l.                                      Luxembourg
Cooper Finance Investment LLC                                       Delaware, U.S.
Cooper Finance (Bermuda) Ltd.                                       Bermuda
Cooper Finance USA, Inc.                                            Delaware, U.S.
Cooper France Finance, Inc.                                         Delaware, U.S.
Cooper France Finance SNC                                           France
Cooper France Investment LLC                                        Delaware, U.S.
Cooper Global LLC                                                   Delaware, U.S.
Cooper Holdings Ltd.                                                Bermuda
Cooper Hungary Group Financing Limited Liability Company            Hungary
Cooper Industries (Canada) Company                                  Nova Scotia, Canada
Cooper Industries (Canada) Inc.                                     Ontario Canada
Cooper Industries Australia Pensions Pty Ltd                        Australia
Cooper Industries Australia Pty Limited                             Australia
Cooper Industries Finance B.V.                                      Netherlands
Cooper Industries Finanzierungs-GbR                                 Germany
Cooper Industries Foreign Sales Company, Limited                    Barbados
Cooper Industries Foundation                                        Ohio, U.S.
Cooper Industries International LLC                                 Delaware, U.S.
Cooper Industries, Inc.                                             Delaware, U.S.
Cooper Industries, LLC                                              Delaware, U.S.
Cooper Industries, Inc.                                             Ohio, U.S.
Cooper Industries Mexico, S. de R.L. de C.V.                        Mexico
Cooper International Company                                        Delaware, U.S.
Cooper International Finance, Inc.                                  Delaware, U.S.
Cooper Investment Group L.P.                                        United Kingdom
Cooper Investment Group. S a.r.l.                                   Luxembourg
Cooper Luxembourg Finance S a.r.l.                                  Luxembourg
Cooper Offshore Holdings Ltd.                                       Bermuda

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
                                                                       Place of
               Name                                                  Incorporation
               ----                                                  -------------

                       A. GENERAL CORPORATE ADMINISTRATION

Cooper Pensions Limited                                             United Kingdom
Cooper Power Systems Finance, Inc.                                  Delaware, U.S.
Cooper Power Tools Finance, Inc.                                    Delaware, U.S.
Cooper Securities, Inc.                                             Texas, U.S.
Cooper Technologies Company                                         Delaware, U.S.
Cooper US, Inc.                                                     Delaware, U.S.
Cooper Western Hemisphere Company                                   Delaware, U.S.

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
                                                                       Place of
               Name                                                  Incorporation
               ----                                                  -------------
                             B. ELECTRICAL PRODUCTS

Alpha Lighting, Inc.                                                Delaware, U.S.
Arrow-Hart, S.A. de C.V.                                            Mexico
Atlite Inc.                                                         Delaware, U.S.
Blessing International B.V.                                         Netherlands
Borden/Reaves, Inc.                                                 California, U.S.
Broomco (1644) Limited                                              United Kingdom
Bussmann do Brasil Ltda.                                            Brazil
Bussmann International, Inc.                                        Delaware, U.S.
Bussmann, S. de R.L. de C.V.                                        Mexico
BZ Holdings Inc.                                                    Delaware, U.S.
Capri Codec S.A.S.                                                  France
CEAG Apparatebau Hundsbach GmbH & Co. OHG                           Germany
CEAG Apparatebau Hundsbach Verwaltungsgesellschaft mbH              Germany
CEAG Notlichtsysteme GmbH                                           Germany
Componentes de Iluminacion, S. de R.L. de C.V.                      Mexico
Connectron, Inc.                                                    New Jersey, U.S.
Cooper (UK) Group Limited                                           United Kingdom
Cooper (U.K.) Limited                                               United Kingdom
Cooper B-Line, Inc.                                                 Delaware, U.S.
Cooper B-Line Limited                                               United Kingdom
Cooper Bussmann,  (U.K.) Limited                                    United Kingdom
Cooper Bussmann, Inc.                                               Delaware, U.S.
Cooper Bussmann India Private Limited                               India
Cooper China Co., Ltd.                                              China
Cooper Corelite, Inc.                                               Delaware, U.S.
Cooper Crouse-Hinds AS                                              Norway
Cooper Crouse-Hinds B.V.                                            Netherlands
Cooper Crouse-Hinds GmbH                                            Germany
Cooper Crouse-Hinds Pte. Ltd.                                       Singapore
Cooper Crouse-Hinds LLC (49% owned by
     Cooper Industries International Company)                       Dubai, U.A.E.
Cooper Crouse-Hinds, LLC                                            Delaware, U.S.
Cooper Crouse-Hinds, S.A.                                           Spain
Cooper Crouse-Hinds, S.A. de C.V.                                   Mexico
Cooper Crouse-Hinds (UK) Ltd.                                       United Kingdom
Cooper Electric (Shanghai) Co., Ltd.                                China
Cooper Electrical Australia Pty. Limited                            Australia
Cooper Electrical France SARL                                       France
Cooper Electrical International, Inc.                               Delaware, U.S.
Cooper Electronic Technologies, Inc.                                Florida, U.S.
Cooper Industries Holdings GmbH                                     Germany
Cooper Industries GmbH                                              Germany
Cooper Industries (U.K.) Limited                                    United Kingdom
Cooper Lighting and Security Limited                                United Kingdom
Cooper Lighting de Mexico, S. de R.L. de C.V.                       Mexico
Cooper Lighting, Inc.                                               Delaware, U.S.A.
Cooper Menvier B.V.                                                 Netherlands
Cooper Menvier France SARL                                          France
Cooper Menvier S.A.S.                                               France
Cooper Mexico Distribucion, S. de R.L. de C.V.                      Mexico

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
                                                                           Place of
               Name                                                     Incorporation
               ----                                                     -------------
Cooper Power Systems do Brasil Ltda.                                Brazil
Cooper Power Systems, Inc.                                          Delaware, U.S.
Cooper Power Systems Transportation Company                         Wisconsin, U.S.
Cooper Security Limited                                             United Kingdom
Cooper Shanghai Power Capacitor, Co. Ltd. (65% owned                China
   by Cooper China Co., Ltd.)
Cooper Wiring Devices, Inc.                                         New York, U.S.
Cooper Wiring Devices de Mexico, S.A. de C.V.                       Mexico
Crompton Lighting Holdings Limited                                  United Kingdom
Crompton Lighting International Limited                             United Kingdom
Crompton Lighting Investments Limited                               United Kingdom
CTIP Inc.                                                           Delaware, U.S.
Digital Lighting Holdings Limited (50% owned by Alpha
  Lighting, Inc.)                                                   British Virgin Islands
Digital Lighting Co., Limited (50% owned by Digital                 Hong Kong
  Lighting Holdings Limited and 1% owned by Alpha
  Lighting, Inc.)
Dunfermline Company                                                 Ireland
EAM Asset Management Corp.                                          Delaware, U.S.
Electromanufacturas, S.A. de C.V.                                   Mexico
Fulleon Limited                                                     United Kingdom
Hi-Tech Enclosures Limited                                          United Kingdom
Iluminacion Cooper de las Californias S. de R.L. de C.V.            Mexico
Industrias Royer, S.A. de C.V.                                      Mexico
McGraw-Edison Development Corporation                               Delaware, U.S.
MEDC Limited                                                        United Kingdom
Menvier CSA Srl                                                     Italy
Menvier Group Limited                                               United Kingdom
Menvier Overseas Holdings Limited                                   United Kingdom
Menvier Research Limited                                            Ireland
North American Consumer Products, Inc.                              Delaware, U.S.
PCV Incorporated                                                    Delaware, U.S.
PDS Edison Power Systems Co., Ltd.                                  China
   (60% owned by Cooper Power Systems, Inc.)
PowerStor, Inc.                                                     California, U.S.
Pretronica Precisao Electronica Lda.                                Portugal
Regent Far East Limited                                             Hong Kong
Regent Holding Corp.                                                Delaware, U.S.
Regent Lighting Corporation                                         Delaware, U.S.
RL Manufacturing Sdn. Bhd.                                          Malaysia
RLS Incorporated                                                    Delaware, U.S.
RTE Far East Corporation                                            Taiwan
Scantronic Benelux B.V.                                             Netherlands
Scantronic Holdings Limited                                         United Kingdom
Scantronic International Limited                                    United Kingdom
Silver Light International Limited (50% owned by Cooper
        International Company)                                      British Virgin Islands
Societe Civile Immobiliere NOEMY                                    France
Thomas A. Edison Research & Development Center
  (Shanghai) Co., Ltd.                                              China
Transmould Limited                                                  Ireland
Univel EPE                                                          Greece

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
                                                                          Place of
               Name                                                     Incorporation
               ----                                                     -------------
                               C. TOOLS & HARDWARE

Airetool and Yost Superior Realty, Inc.                             Ohio, U.S.
     (50% owned by Cooper Power Tools, Inc.)
Collins Associates Ltd.                                             British Virgin Islands
Cooper Brands, Inc.                                                 Delaware, U.S.
Cooper (Great Britain) Ltd.                                         United Kingdom
Cooper Industries France SARL                                       France
Cooper Italia S.p.A.                                                Italy
Cooper Power Tools B.V.                                             Netherlands
Cooper Power Tools GmbH Beteiligungen                               Germany
Cooper Power Tools, Inc.                                            Delaware, U.S.A.
Cooper Power Tools GmbH & Co.                                       Germany
Cooper Power Tools, S.A.S.                                          France
Cooper Tools B.V.                                                   Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.                          Mexico
Cooper Tools GmbH                                                   Germany
Cooper Tools Hungaria Kft.                                          Hungary
Cooper Tools International, LLC                                     Delaware, U.S.
Cooper Tools Industrial Ltda.                                       Brazil
Cooper Tools Manufacturing, S. de R.L. de C.V.                      Mexico
Cooper Tools Pty. Limited                                           Australia
Cooper Tools S.A.S.                                                 France
Cooper Tools, Inc.                                                  Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH                           Germany
Empresa Andina de Herramientas, S.A.                                Colombia
Erem S.A.                                                           Switzerland
Lufkin Europa B.V.                                                  Netherlands
Metronix Messgerate und Elektronik GmbH                             Germany
Nicholson Mexicana, S.A. de C.V.                                    Mexico
Societe Civile Immobiliere PRECA                                    France
Societe Civile Immobiliere R.M.                                     France
The Cooper Group, Inc.                                              Delaware, U.S.

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
                                                                        Place of
               Name                                                  Incorporation
               ----                                                  -------------
                            D. INACTIVE SUBSIDIARIES

B & S Fuses Limited                                                 United Kingdom
Cooper Power Systems Overseas, Inc.                                 Delaware, U.S.
Cooper Power Systems Pty. Ltd.                                      Australia
Cooper Power Tools de Mexico, S.A. de C.V.                          Mexico
Cortek Internacional, S.A.                                          Costa Rica
Crouse-Hinds de Venezuela, C.A.                                     Venezuela
DFL Fusegear Limited                                                United Kingdom
Eagle Electric MFG. Co. Mexico, S.A. de C.V.                        Mexico
Edison Fusegear, Inc.                                               Delaware, U.S.
Firecom Limited                                                     United Kingdom
Gardner-Denver (Aust.) Pty. Limited                                 Australia
Gardner-Denver International, C.A.                                  Venezuela
Homelink Telecom Limited                                            United Kingdom
JSB Electrical Limited                                              United Kingdom
Kestron Units Limited                                               United Kingdom
Mannin Circuits Limited                                             Isle of Man
Manufacturing Electrical Design Consultants Limited                 United Kingdom
McGraw-Edison Export Corporation                                    Delaware, U.S.
Menvier (CJS) Ltd.                                                  United Kingdom
Menvier Electronics International Pty Ltd.                          Australia
Menvier Limited                                                     United Kingdom
Menvier Security Limited                                            United Kingdom
Menvier-Amberlec Systems Limited                                    United Kingdom
MSG Leasing Limited                                                 United Kingdom
Next Loudspeakers Limited                                           United Kingdom
Next Two (International) Limited                                    United Kingdom
Next Two Limited                                                    United Kingdom
Regalsafe Limited                                                   United Kingdom
Scantronic B.V.                                                     Netherlands
Scantronic International Holdings B.V.                              Netherlands
Scantronic Limited                                                  United Kingdom
Si-Tronic Srl (49% owned by Scantronic International
  Limited)                                                          Italy
Synchrobell Limited                                                 United Kingdom
WPC Corporation, Inc.                                               Delaware, U.S.
WPP, Inc.                                                           Oregon, U.S.

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